Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Barbara A. Adachi
                                Barbara A. Adachi

                                            Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Steven J. Bateman
                                Steven J. Bateman

                                             Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Lisa J. Caldwell
                                Lisa J.Caldwell

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Michael D. Kennedy
                                Michael D. Kennedy

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Charles J. Kovaleski
                                Charles J. Kovaleski

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Spencer LeRoy, III
                                Spencer LeRoy, III

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Peter B. McNitt
                                Peter B. McNitt

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Glenn W. Reed
                                Glenn W. Reed

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Therace M. Risch
                                Therace M. Risch

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ J. Eric Smith
                                J. Eric Smith

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Fredricka Taubitz
                                Fredricka Taubitz

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned director of Old Republic International Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Craig R. Smiddy his or her true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company’s fiscal year ended December 31, 2025, on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any amendments or supplements thereto, and all additional amendments and supplements thereto, each in such form as said attorney-in-fact and agent may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report or Annual Reports shall comply with the Exchange Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of February, 2026.

/s/ Steven R. Walker
                                Steven R. Walker